--------------------------------------------------------------------------------------------------------------------------------
Group      Company-  Name of Company   Organization    State      Type of business  Stake     Note    Number of   ISSUER BOOK
Company ID    ID                                       of                           related           Common        VALUE $
                                                       Organization                 to E.ON           Shares       ('000's)
                                                                                      AG                Owned
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5724  American Power,   Corporation      United     Inactive             100.0          2500
       4.9.1          Incorporated                       States
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5709 Babcock-Ultrapower Partnership      United     Inactive              17.0          n/a
       4.9.9.7.1     Jonesboro                           States
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5708 Babcock-Ultrapower Partnership      United     Inactive              17.0          n/a
       4.9.9.7.2     West Enfield                        States
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5669 Distribuidora    Public Limited     Argentina  Foreign utility       14.4
       4.8.7.3.1     de Gas Cuyana    Company                       company
                     S.A.
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5512 Distribuidora    Public Limited     Argentina  Foreign utility       45.9
       4.8.1.1.      de Gas del       Company                       company
                     Centro S.A.
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5788 Electric Energy  Corporation        United     EWG                   20.0          12400
       3.1           Inc                                 States
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5715 Erie Power       Limited            United     Inactive              50.0          n/a
       4.9.9.7.3     Partners LP      Partnership        States
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5680 Excalibur        Limited Liability  United     Inactive             100.0          n/a
       4.10.1        Development LLC  Company            States
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5801 FCD LLC          Limited Liability  United     Owns riparian        100.0          n/a
       4.10.2                         Company            States     related rights
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
                     unsecured debt                                                                     797
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5722 FSF Minerals Inc Corporation        United     Owns coal reserves   100.0          100
       4.2                                               States
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
                     unsecured debt                                                                    4961
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5673 Gas Natural BAN  Public Limited     Argentina  Foreign utility       28.0
       4.8.7.2.1     S.A.             Company                       company
---------------------------------------------------------------------------------------------- ---------------------------------
                     unsecured debt                                                                   82566
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5672 Gas Natural SDG  Public Limited     Argentina  Owner of interest     28.0
       4.8.7.1.      Argentina S.A.   Company                       in foreign utility
                                                                    company
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5741 Gregory          Limited Liability  United     Owner of power        50.0          n/a
       4.9.6.1.      Partners LLC     Company            States     project
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5739 Gregory Power    Limited            United     Owner of power        50.0          n/a
       4.9.5.1       Partners LP      Partnership        States     project
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5671 Invergas S.A.    Public Limited     Argentina  Owner of interest     28.0
       4.8.7.2                        Company                       in foreign utility
                                                                    company
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5670 Inversora de     Public Limited     Argentina  Owner of interest     24.0
       4.8.7.3       Gas Cuyana S.A.  Company                       in foreign utility
                                                                    company
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5667 Inversora de     Public Limited     Argentina  Owner of interest     75.0
       4.8.1         Gas del Centro   Company                       in foreign utility
                     S.A.                                           company
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5503 Kentucky         Corporation        United     Public utility       100.0        37817878
       3             Utilities                           States
                     Company ("KU")                      Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
                     secured debt                                                                      183,000
---------------------------------------------------------------------------------------------- ---------------------------------
                     unsecured debt                                                                     172111
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5787 KU Receivables   Limited Liability  United     Financing subsidiary 100.0           n/a
       3.2           LLC              Company            States     to hold receivables
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5772 KU Solutions     Corporation        United     Inactive             100.0           100
       4.3           Corporation                         States
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
                     unsecured debt                                                                      627
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5773 KUCC Grimes      Corporation        United     Inactive             100.0           100
       4.4           Corporation                         States
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
                     unsecured debt                                                                     3047
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5668 KW Tarifa, S.A.  Limited            Spain      Foreign utility       45.9
       4.8.9.1                        Corporation                   company
                                      (public or
                                      private)
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5679 LCC LLC          Limited Liability  United     Owns mineral related 100.0          n/a
       4.10.3                         Company            States     rights
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
                     unsecured debt                                                                     706
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5786 Lexington        Corporation        United     Inactive            100.0
       3.3           Utilities                           States
                     Company                             Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------

---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5504 LG&E Capital     Corporation        United     Holding company for  100.0         1001
       4             Corp.                               States     non-utility
                                                         Of         investments
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5664 LG&E Centro S.A. Public Limited     Argentina  Holding and          100.0
       4.8.3                          Company                       consulting services
                                                                    company for foreign
                                                                    utility company
---------------------------------------------------------------------------------------------- ---------------------------------
                     unsecured debt                                                                    1020
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5645 LG&E Credit Corp Corporation        United     Inactive             100.0          100
       4.5                                               States
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
                     unsecured debt                                                                     252
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5725 LG&E Crown Inc   Corporation        United     Inactive             100.0         1000
       4.9.2                                             States
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5783 LG&E Energy      Corporation        United     Charitable           100.0         n/a
       5             Foundation Inc                      States     contributions
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5501 LG&E Energy LLC  Limited Liability  United     Holding company      100.0          n/a
                                      Company            States
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
                     unsecured debt                                                                    261100
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5781 LG&E Energy      Corporation        United     Power marketing      100.0          1800
       6             Marketing Inc                       States
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
                     unsecured debt                                                                    441178
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5652 LG&E Energy      Corporation        United     Inactive             100.0           100
       4.6           Privatization                       States
                     Services Inc                        Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5784 LG&E Energy      Corporation        United     Service company      100.0           100
       7             Services Inc                        States
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5785 LG&E Energy      Corporation        United     Inactive             100.0           100
       8             Settlements Inc                     States
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5648 LG&E Home        Corporation        United     Inactive             100.0           100
       4.7           Services Inc                        States
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
                     unsecured debt                                                                     4201
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5653 LG&E             Corporation        United     Holding and          100.0           100
       4.8           International                       States     management company
                     Inc                                 Of         for foreign utility
                                                         America    companies
---------------------------------------------------------------------------------------------- ---------------------------------
                     unsecured debt                                                                      2592
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5656 LG&E Mendoza     Corporation        United     Inactive             100.0           1000
       4.8.4         Services Inc                        States
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.4. 5726 LG&E Minor       Corporation        United     Inactive             100.0           1000
       9.3           Facilities Inc                      States
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
                     unsecured debt                                                                     5088
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5713 LG&E Power       Partnership        United     Inactive              45.0           n/a
       4.9.9.7.4     14-Buena Vista                      States
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5696 LG&E Power 16    Corporation        United     Inactive             100.0           100
       4.9.9.2       Incorporated                        States
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5700 LG&E Power 21    Corporation        United     Inactive             100.0           100
       4.9.9.3       Incorporated                        States
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
                     unsecured debt                                                                       32
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5797 LG&E Power 21 LP Limited            United     Inactive             100.0           n/a
       4.9.9.4.1                      Partnership        States
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5701 LG&E Power 21    Corporation        United     Inactive             100.0           100
       4.9.9.4       Wind                                States
                     Incorporated                        Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
                     unsecured debt                                                                     1319
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5704 LG&E Power 31    Corporation        United     Indirect owner of    100.0           100
       4.9.9.5       Incorporated                        States     interest in QF
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5798 LG&E Power 31 LP Limited            United     Indirect owner of    100.0           n/a
       4.9.9.6.1                      Partnership        States     interest in QF
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5705 LG&E Power 31    Corporation        United     Indirect owner of    100.0           100
       4.9.9.6       Wind                                States     interest in QF
                     Incorporated                        Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5687 LG&E Power 5     Corporation        United     Inactive             100.0           2500
       4.9.9.7       Incorporated                        States
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5659 LG&E Power       Corporation        United     Inactive             100.0           100
       4.8.5         Argentina I,                        States
                     Inc. Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5660 LG&E Power       Corporation        United     Owner of interest    100.0           100
       4.8.6         Argentina II Inc                    States     in foreign utility
                                                         Of         company
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
                     unsecured debt                                                                    83991
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5661 LG&E Power       Corporation        United     Owner of interest    100.0           100
       4.8.7         Argentina III                       States     in foreign utility
                     LLC                                 Of         company
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
                     unsecured debt                                                                    43289
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5721 LG&E Power       Corporation        United     Development of EWGs  100.0           100
       4.9.4         Development Inc                     States     and QFs
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5738 LG&E Power       Corporation        United     Indirect owner of    100.0         10000
       4.9.5         Gregory I, Inc                      States     interest in QF
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
                     unsecured debt                                                                      825
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5740 LG&E Power       Corporation        United     Indirect owner of    100.0           100
       4.9.6         Gregory II Inc                      States     interest in QF
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5742 LG&E Power       Corporation        United     Indirect owner of    100.0           100
       4.9.7         Gregory III Inc                     States     interest in QF
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5743 LG&E Power       Corporation        United     Indirect owner of    100.0           100
       4.9.8         Gregory IV Inc                      States     interest in QF
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
                     unsecured debt                                                                        5
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5681 LG&E Power Inc   Corporation        United     Holding company for  100.0          1750
       4.9                                               States     non-utility
                                                         Of         investments
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5723 LG&E Power       Limited Liability  United     Inactive             100.0          n/a
       4.9.1.1.      Monroe LLC       Company            States
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5685 LG&E Power       Corporation        United     Power project        100.0          2500
       4.9.9         Operations Inc                      States     ownership,
                                                         Of         management and
                                                         America    development
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5697 LG&E Power       Corporation        United     Indirect owner of    100.0          100
       4.9.9.1       Roanoke                             States     interest in QF
                     Incorporated                        Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------




--------------------------------------------------------------------------------------------------------------------------------
Group Gropu- Company- Name of Company   Organization     State      Type of business  Stake     Note    Number of   ISSUER BOOK
        ID      ID                                       of                           related           Common        VALUE $
                                                         Organization                 to E.ON           Shares       ('000's)
                                                                                      AG                Owned
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5654 LG&E Power       Limited Liability  United     Power facilities     100.0          n/a
       4.8.8         Services LLC     Company            States     operation and
                                                         Of         management
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5658 LG&E Power       Corporation        United     Owner of interest    100.0          100
       4.8.9         Spain Inc                           States     in foreign utility
                                                         Of         company
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5657 LG&E Power       Corporation        United     Inactive             100.0          1000
       4.8.10        Venezuela  I,                       States
                     Inc                                 Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5789 LG&E             Limited Liability  United     Financing subsidiary 100.0          n/a
       9.1           Receivables LLC  Company            States     to hold receivables
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.12.  5796 LG&E Roanoke     Limited            United     Indirect owner of    100.0          n/a
       4.9.9.1.1     Valley LP        Partnership        States     generation facilities
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5728 Llano Gathering  Corporation        United     Inactive             100.0          1000
       4.9.10        Inc                                 States
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
                     unsecured debt                                                                    12751
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5729 Llano Storage    Corporation        United     Inactive             100.0          1000
       4.9.11        Inc                                 States
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
                     unsecured debt                                                                     4302
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5502 Louisville Gas   Corporation        United     Public utility       100.0          21294223
       9             and Electric                        States
                     Company ("LG&E")                    Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
                     secured debt                                                                         100000
---------------------------------------------------------------------------------------------- ---------------------------------
                     unsecured debt                                                                       221425
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5720 LQ GP, LLC       Limited Liability  United     Indirect owner of     50.0          n/a
       4.9.9.5.1                      Company            States     interest in QF
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5719 LQC LP, LLC      Limited Liability  United     Indirect owner of      33.3         n/a
       4.9.9.6.                       Company            States     interest in QF
       1.1                                               Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5655 Maine Power      Partnership        United     Inactive               50.0         n/a
       4.8.8.1       Services                            States
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5674 Natural          Public Limited     Argentina  Energy related        28.0
       4.8.7.4.      Servicios S.A.   Company                       company
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5727 Power Tex        Corporation        United     Inactive             100.0          1000
       4.9.12        Parent Inc                          States
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5677 Western          Corporation        United     Leases generation    100.0          100
       4.10.4        Kentucky Energy                     States     facilities, sells
                     Corp                                Of         electricity to
                                                         America    affiliates/third
                                                                    parties
---------------------------------------------------------------------------------------------- ---------------------------------
                     unsecured debt                                                                   319836
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5714 Westmoreland     Unlimited Company  United     Owner of interest in  50.0          n/a
       4.9.9.1.      -LG&E Partners                      States     QF
       1.1                                               Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5717 Windpower        Limited            United     Owner of interest in  25.0          n/a
       4.9.9.6.      Partners 1994,   Partnership        States     QF
       1.2           LP                                  Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5675 WKE Corp         Corporation        United     Investment holding   100.0          100
       4.10                                              States     company
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5678 WKE Facilities   Corporation        United     Inactive             100.0          100
       4.10.4.1      Corp                                States
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5676 WKE Station Two  Corporation        United     Operates generation  100.0          100
       4.10.5        Inc                                 States     facility
                                                         Of
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------
Energy 1.4.1.2. 5782 Woodlands        Limited Liability  United     Development of        15.0          n/a
       6.1           Technology, LLC  Company            States     software for energy
                                                         Of         marketing activities
                                                         America
---------------------------------------------------------------------------------------------- ---------------------------------

Footnotes1
         2
         3